Exhibit 10.17.4

                                 THIRD AMENDMENT
                                       TO
                   SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and entered into as of the 14th day of February, 2006, by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as "Borrower"), CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation (hereinafter referred to as the "Parent"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, a German banking corporation, PNC BANK, NATIONAL ASSOCIATION, a national banking association, SUNTRUST BANK, a Georgia banking corporation, KEYBANK NATIONAL ASSOCIATION, a national banking association (hereinafter referred to individually as an "Existing Lender" and collectively as "Existing Lenders"), and ALLIED IRISH BANKS, P.L.C., an Irish publicly quoted company, LASALLE BANK NATIONAL ASSOCIATION, a national banking association, SOCIETE GENERALE, UNION BANK OF CALIFORNIA, N.A., a national banking association, and WESTDEUTSCHE IMMOBILIENBANK, a German banking corporation (hereinafter referred to individually as a "New Lender" and collectively as "New Lenders") (New Lenders and Existing Lenders are sometimes hereinafter referred to individually as a "Lender" and collectively as the "Lenders") and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as contractual representative of the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Borrower, Parent, Existing Lenders and Agent entered into that certain Sixth Amended and Restated Credit Agreement dated as of February 28, 2003 (the "Credit Agreement"), pursuant to which the Lenders agreed to extend to Borrower a credit facility (the "Credit Facility") in the aggregate principal amount of up to Two Hundred Fifty-Five Million and No/100 Dollars ($255,000,000.00) at any one time outstanding; and

         WHEREAS, Borrower, Parent, Existing Lenders and Agent entered into that certain First Amendment to Sixth Amended and Restated Credit Agreement dated as of May 3, 2004 (the "First Amendment"), pursuant to which the parties modified and amended the Credit Agreement to, among other matters, increase the aggregate principal amount of the Credit Facility to up to Three Hundred Seventy-Three Million and No/100 Dollars ($373,000,000.00) at any one time outstanding; and

         WHEREAS, Borrower, Parent, Existing Lenders and Agent entered into that certain Second Amendment to Sixth Amended and Restated Credit Agreement dated as of September 21, 2005 (the "Second Amendment"), pursuant to which the parties modified and amended the Credit Agreement as more particularly set forth therein (the Credit Agreement as modified by the First Amendment and the Second Amendment being hereinafter referred to as the "Credit Agreement"); and

         WHEREAS, Borrower, Parent, Lenders and Agent desire to further modify and amend the Credit Agreement in order to increase the maximum aggregate principal amount of the Credit Facility to up to Four Hundred Seventy-Six Million Dollars ($476,000,000.00), to extend the maturity date to February 28, 2009, to make the New Lenders a party thereto, and for the other purposes set forth herein, all as more particularly set forth hereinbelow.

         NOW THEREFORE, for and in consideration of the premises, for Ten and No/100 Dollars ($10.00) in hand paid by the parties to each other, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Borrower, Parent, Lenders, and Agent, Borrower, Parent, Lenders, and Agent do hereby covenant and agree as follows:

         1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2. Commitment. (a) From and after the effective date hereof, the Commitment of each Lender shall be the amount set forth beside each Lender's name below:


         Lender                                                  Commitment


         Wells Fargo Bank, National Association               $85,000,000.00

         Wachovia Bank, National Association                  $47,000,000.00

         U.S. Bank National Association $71,000,000.00

         Commerzbank AG, New York and Grand Cayman            $47,000,000.00
         Branches

         PNC Bank, National Association                       $47,000,000.00

         SunTrust Bank                                        $32,000,000.00

         KeyBank National Association                         $47,000,000.00

         LaSalle Bank National Association                    $20,000,000.00

         Allied Irish Banks, p.l.c.                           $20,000,000.00

         Societe Generale                                     $20,000,000.00

         Union Bank of California N.A.                        $20,000,000.00

         Westdeutsche ImmobilienBank                          $20,000,000.00

                  (b) Section 2.11 of the Credit Agreement is hereby amended by deleting the figure "$500,000,000" therefrom, and by inserting the figure "$650,000,000" in lieu thereof.

         3. Extension of Termination Date.

     (a) The definition of Termination Date contained in Section 1.1 of the Credit Agreement, which did read:

     " `Termination Date' means February 28, 2006, or such later date to which such date may be extended in accordance with Section 2.13."


     is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:


     " `Termination Date' means February 28, 2009."

         (b) The within extension of the Termination Date to February 28, 2009 is made in lieu of Borrower's rights under Section 2.13 of the Credit Agreement, and Borrower shall continue to have the right to extend the Termination Date pursuant to, and on and subject to the terms and conditions set forth in, said
Section 2.13.

         4. Tangible Net Worth. The definition of Tangible Net Worth contained in Section 1.1 of the Credit Agreement, which did read:

                  "`Tangible Net Worth' means, as of a given date, the stockholders' equity of the Parent and its Subsidiaries determined on a consolidated basis plus (x) increases in accumulated depreciation accrued after September 30, 2002 and (y) minority interests in the Borrower minus (to the extent reflected in determining stockholders' equity of the Parent and its Subsidiaries): (a) the amount of any write-up in the book value of any assets contained in any balance sheet resulting from revaluation thereof or any write-up in excess of the cost of such assets acquired, and (b) all amounts appearing on the assets side of any such balance sheet for assets which would be classified as intangible assets under GAAP, all determined on a consolidated basis."

is hereby deleted in its entirety and the following is hereby inserted in lieu thereof

                  "`Tangible Net Worth' means, as of a given date, the stockholders' equity of the Parent and its Subsidiaries determined on a consolidated basis plus (x) increases in accumulated depreciation accrued after September 30, 2002 and (y) minority interests in the Borrower minus (to the extent reflected in determining stockholders' equity of the Parent and its Subsidiaries): (a) the amount of any write-up in the book value of any assets contained in any balance sheet resulting from revaluation thereof or any write-up in excess of the cost of such assets acquired (but excluding any such write-up for purchase price adjustments of acquisition properties based on GAAP), and (b) all amounts appearing on the assets side of any such balance sheet for assets which would be classified as intangible assets under GAAP, all determined on a consolidated basis."

         5. Funds Transfer Disbursements. (a) Section 2.1(c) of the Credit Agreement is hereby amended by inserting the following as the second full paragraph thereof:

         "Borrower hereby authorizes Agent to disburse the proceeds of any Revolving Advance as requested by an authorized representative of the Borrower to any of the accounts designated in Exhibit O hereto. Borrower agrees to be bound by any transfer request: (i) authorized or transmitted by Borrower; or, (ii) made in Borrower's name and accepted by Agent in good faith and in compliance with these transfer instructions, even if not properly authorized by Borrower. Borrower further agrees and acknowledges that Agent may rely solely on any bank routing number or identifying bank account number or name provided by Borrower to effect a wire or funds transfer even if the information provided by Borrower identifies a different bank or account holder than named by the Borrower. Agent is not obligated or required in any way to take any actions to detect errors in information provided by Borrower. If Agent takes any actions in an attempt to detect errors in the transmission or content of transfer or requests or takes any actions in an attempt to detect unauthorized funds transfer requests, Borrower agrees that no matter how many times Agent takes these actions Agent will not in any situation be liable for failing to take or correctly perform these actions in the future and such actions shall not become any part of the transfer disbursement procedures authorized under this provision, the Loan Documents, or any agreement between Agent and Borrower or between any Lender and Borrower. Borrower agrees to notify Agent of any errors in the transfer of any funds or of any unauthorized or improperly authorized transfer requests within 14 days after Agent's confirmation to Borrower of such transfer.

         Agent will, in its sole discretion, determine the funds transfer system and the means by which each transfer will be made. Agent may delay or refuse to accept a funds transfer request if the transfer would: (i) violate the terms of this authorization; (ii) require use of a bank unacceptable to Agent or prohibited by Government Authority; (iii) cause Agent to violate any Federal Reserve or other regulatory risk control program or guideline, or (iii) otherwise cause Agent to violate any applicable law or regulation.

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

         Neither Agent nor any Lender shall be liable to Borrower or any other parties for (i) errors, acts or failures to act of others, including other entities, banks, communications carriers or clearinghouses, through which Borrower's transfers may be made or information received or transmitted, and no such entity shall be deemed an agent of the Agent, (ii) any loss, liability or delay caused by fires, earthquakes, wars, civil disturbances, power surges or failures, acts of government, labor disputes, failures in communications networks, legal constraints or other events beyond Agent's control, or (iii) any special, consequential, indirect or punitive damages, whether or not (a) any claim for these damages is based on tort or contract or (b) Agent, any Lender or Borrower knew or should have known the likelihood of these damages in any situation. Agent makes no representations or warranties other than those expressly made in this Agreement."

         (b) Section 2.3 (b) of the Credit Agreement is hereby amended by inserting the following as the second, third, and fourth full paragraphs thereof:

         "Borrower hereby authorizes Swingline Lender to disburse the proceeds of any Swingline Loan as requested by an authorized representative of the Borrower to any of the accounts designated in Exhibit O hereto. Borrower agrees to be bound by any transfer request: (i) authorized or transmitted by Borrower; or, (ii) made in Borrower's name and accepted by Swingline Lender in good faith and in compliance with these transfer instructions, even if not properly authorized by Borrower. Borrower further agrees and acknowledges that Swingline Lender may rely solely on any bank routing number or identifying bank account number or name provided by Borrower to effect a wire or funds transfer even if the information provided by Borrower identifies a different bank or account holder than named by the Borrower. Swingline Lender is not obligated or required in any way to take any actions to detect errors in information provided by Borrower. If Swingline Lender takes any actions in an attempt to detect errors in the transmission or content of transfer or requests or takes any actions in an attempt to detect unauthorized funds transfer requests, Borrower agrees that no matter how many times Swingline Lender takes these actions Swingline Lender will not in any situation be liable for failing to take or correctly perform these actions in the future and such actions shall not become any part of the transfer disbursement procedures authorized under this provision, the Loan Documents, or any agreement between Swingline Lender and Borrower. Borrower agrees to notify Swingline Lender of any errors in the transfer of any funds or of any unauthorized or improperly authorized transfer requests within 14 days after Swingline Lender's confirmation to Borrower of such transfer.

         Swingline Lender will, in its sole discretion, determine the funds transfer system and the means by which each transfer will be made. Swingline Lender may delay or refuse to accept a funds transfer request if the transfer would: (i) violate the terms of this authorization;
         (ii) require use of a bank unacceptable to Swingline Lender or prohibited by Government Authority; (iii) cause Swingline Lender to violate any Federal Reserve or other regulatory risk control program or guideline, or (iii) otherwise cause Swingline Lender to violate any applicable law or regulation.

         Swingline Lender shall not be liable to Borrower or any other parties for (i) errors, acts or failures to act of others, including other entities, banks, communications carriers or clearinghouses, through which Borrower's transfers may be made or information received or transmitted, and no such entity shall be deemed an Swingline Lender of the Swingline Lender , (ii) any loss, liability or delay caused by fires, earthquakes, wars, civil disturbances, power surges or failures, acts of government, labor disputes, failures in communications networks, legal constraints or other events beyond Swingline Lender's control, or (iii) any special, consequential, indirect or punitive damages, whether or not (a) any claim for these damages is based on tort or contract or (b) Swingline Lender or Borrower knew or should have known the likelihood of these damages in any situation. Swingline Lender makes no representations or warranties other than those expressly made in this Agreement."

         (c) The Credit Agreement is hereby amended by (i) inserting the phrase "EXHIBIT O Form of Transfer Authorizer Designation" immediately below the phrase "EXHIBIT N Form of Compliance Certificate" on page iv of the Table of Contents, and (ii) by attaching Exhibit "A" to this Third Amendment as Exhibit O thereto.

         6. Minimum Tangible Net Worth. Section 10.1(a) of the Credit Agreement is hereby amended by deleting the figure "$1,000,000,000" therefrom, and by inserting the figure "1,370,000,000" in lieu thereof.

         7. Litigation. Borrower warrants and represents that Schedule 7.1(f) attached to the Credit Agreement is true, accurate and complete as of the date hereof.

         8. Conditions Precedent. Subject to the other terms and conditions hereof, this Amendment shall not become effective until the Agent shall have received each of the following instruments, documents or agreements, each in form and substance satisfactory to the Agent:

         (a) counterparts of this Amendment duly executed and delivered by Borrower, Parent, Agent and each of the Lenders;

         (b) Amended and Restated Promissory Notes executed by the Borrower, payable to each Existing Lender whose Commitment is being increased pursuant to this Amendment, in the face amount of each such Existing Lender's new Commitment (the "Amended Notes");

         (c) Promissory Notes executed by the Borrower, payable to each New Lender, in the face amount of each New Lender's Commitment (the "Notes");

         (d) an amendment to each Mortgage (collectively, the "Mortgage Amendments") encumbering a Collateral Property, amending each such Mortgage to reflect this Amendment and the transactions contemplated hereby;

         (e) Acknowledgements and Consents executed by the Parent and each Guarantor (collectively, the "Guarantor Consents"), consenting to this Amendment and the transactions contemplated hereby;

         (f) endorsements to each of the title insurance policies insuring the validity and priority of the Mortgages (as amended by the Mortgage Amendments) covered thereby as a first priority Lien upon the Property described therein, subject to Permitted Liens, and increasing the amounts of such policies to amount approved by Agent;

         (g) a certificate of the Secretary of CBL Holdings I, Inc. dated as of the date hereof certifying (i) that the Certificate of Incorporation and By-laws of CBL Holdings I, Inc. have not been modified since September 21, 2005; (ii) that the Partnership Agreement and Certificate of Limited Partnership of Borrower have not been modified since September 21, 2005; (iii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL Holdings I, Inc., authorizing the execution and delivery on behalf of Borrower of this Amendment and the other instruments, documents or agreements executed and delivered by or on behalf of Borrower in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc. or Borrower are hereinafter collectively referred to as the "Borrower Amendment Documents"); and
(iv) as to the incumbency and genuineness of the signatures of the officers of CBL Holdings I, Inc. executing the Borrower Amendment Documents to which CBL Holdings I, Inc. or Borrower is a party;

         (h) a certificate of the Secretary of CBL Holdings I, Inc. dated as of the date hereof certifying (i) that the Partnership Agreements, Certificates of Limited Partnership, Articles of Incorporation, Articles of Organization, Bylaws and other organizational documents of each Loan Party owning a Collateral Property have not been modified since September 21, 2005; (ii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL Holdings I, Inc., authorizing the execution and delivery on behalf of each Loan Party owning a Collateral Property of the Mortgage Amendments, the Guarantor Consents and the other instruments, documents or agreements executed and delivered by or on behalf of such Loan Parties in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc. or any Loan Party are hereinafter collectively referred to as the "Loan Party Amendment Documents"); and (iii) as to the incumbency and genuineness of the signatures of the officers of CBL Holdings I, Inc. executing the Loan Party Amendment Documents to which any Loan Party is a party;

         (i) a certificate of the Secretary of CBL & Associates Properties, Inc. dated as of the date hereof certifying (i) that the Certificate of Incorporation and By-laws of CBL & Associates Properties, Inc. have not been modified since September 21, 2005; (ii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL & Associates Properties, Inc., authorizing the execution and delivery on behalf of CBL & Associates Properties, Inc. of this Amendment and the other instruments, documents or agreements executed and delivered by CBL & Associates Properties, Inc. in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL & Associates Properties, Inc., Inc., Borrower or any Subpartnership are hereinafter collectively referred to as the "Properties Amendment Documents"); and (iii) as to the incumbency and genuineness of the signatures of the officers of CBL & Associates Properties, Inc. executing the Properties Amendment Documents to which CBL & Associates Properties, Inc. is a party;

         (j) the opinions of Borrower's in-house counsel, addressed to Agent and each Lender and satisfactory in form and substance to Agent, covering such matters relating to the transaction contemplated by this Amendment as Agent may reasonably request; and

         (k) payment to Agent, for the benefit of Lenders, of all loan fees due in connection with the increase in the amount of the Commitments and this Amendment.

         Upon fulfillment of the foregoing conditions precedent, this Amendment shall become effective as of the date hereof.

         9. Representations and Warranties; No Default. Borrower hereby represents and warrants to the Agent and the Lenders that:

         (a) all of Borrower's representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of Borrower's execution of this Amendment;

         (b) no Default or Event of Default has occurred and is continuing as of such date under any Loan Document;

         (c) Borrower and Parent have the power and authority to enter into this Amendment and to perform all of its obligations hereunder;

         (d) the execution, delivery and performance of this Amendment by Borrower and Parent have been duly authorized by all necessary corporate, partnership or other action;

         (e) the execution and delivery of this Amendment and performance thereof by Borrower and Parent does not and will not violate the Partnership Agreements or other organizational documents of Borrower or Parent or the Certificate of Incorporation, By-laws or other organizational documents of CBL Holdings I, Inc. and does not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower, Parent, CBL Holdings I, Inc., or their respective properties; and

         (f) this Amendment, the Amended Notes, the Notes, the Guarantor Consents, the Mortgage Amendments and all other documents executed in connection herewith, constitute legal, valid and binding obligations of the parties thereto, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.

         10. Expenses. Borrower agrees to pay, immediately upon demand by the Agent, all reasonable costs, expenses, fees and other charges and expenses actually incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, the Borrower Amendment Documents, the Loan Party Amendment Documents, and the Properties Amendment Documents.

         11. Defaults Hereunder. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein shall constitute a Default or Event of Default under the Credit Agreement (subject to any applicable cure period set forth in the Credit Agreement) and the Agent and the Lenders shall be entitled to exercise all rights and remedies they may have under the Credit Agreement, any other documents executed in connection therewith and applicable law.

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

         12. References. All references in the Credit Agreement and the Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

         13. Limitation of Agreement. Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

         14. Counterparts. To facilitate execution, this Amendment may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signature thereon and thereafter attached to another counterpart identical thereto having attached to it additional signature pages.

         15. Further Assurances. Borrower agrees to take such further action as the Agent or the Lenders shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

         16. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         17. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.





                      [Signatures Begin on Following Page]

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Sixth Amended and Restated Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

                      BORROWER:

                      CBL & ASSOCIATES LIMITED PARTNERSHIP,
                        a Delaware limited partnership

                      By:    CBL Holdings I, Inc., a Delaware corporation,
                                its sole general partner


                             By:      /s/ John N. Foy
                                      -----------------------------------
                             Name:    John N. Foy
                             Title:   Vice Chairman and Chief Financial Officer


                      PARENT:

                      CBL & ASSOCIATES PROPERTIES, INC., a Delaware
                        corporation, solely for the limited purposes set forth in Section 13.20 of the Credit Agreement.


                      By:           /s/ John N. Foy
                                    -------------------------------------
                      Name:         John N. Foy
                      Title:        Vice Chairman and Chief Financial Officer




                    [Signatures Continued on Following Page]

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


                     [Signature Page to Third Amendment to
                  Sixth Amended and Restated Credit Agreement]


                           WELLS FARGO BANK, NATIONAL ASSOCIATION,
                               as Agent and as a Lender


                           By: /s/ James A. Phelps
                           Name: James A. Phelps
                           Title: Senior Vice President

                           Commitment Amount:

                           $85,000,000.00


                           Lending Office (all Types of Advances) and
                           Address for Notices:

                           2859 Paces Ferry Road, Suite 1805
                           Atlanta, GA  30339
                           Attn: Loan Administration
                           Telecopier: (770) 435-2262
                           Telephone: (770) 435-3800




                    [Signatures Continued on Following Page]

                      [Signature Page to Third Amendment to
                  Sixth Amended and Restated Credit Agreement]



                       U.S. BANK NATIONAL ASSOCIATION


                       By: /s/ Kelly Armstrong__________________________
                       Name: Kelly Armstrong
                       Title: Assistant Vice President

                       Commitment Amount:

                       $71,000,000.00

                       Lending Office (all Types of Advances) and
                       Address for Notices:

                       800 Nicollet Mall
                       3rd Floor
                       Minneapolis, MN  55402
                       Attn:  Michael Raarup
                       Telecopier:  (612) 303-2270
                       Telephone:  (612) 303-3586


                    [Signatures Continued on Following Page]


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


                      [Signature Page to Third Amendment to
                  Sixth Amended and Restated Credit Agreement]



                   COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES


                   By: /s/ Ralph C. Marra, Jr.______________________
                       ---------------------------------------------
                   Name: Ralph C. Marra, Jr.
                   Title: Vice President



                   By: /s/ Kerstin Micke
                       --------------------------------------------
                   Name: Kerstin Micke
                   Title: Assistant Vice President

                   Commitment Amount:

                   $47,000,000.00

                   Lending Office (all Types of Advances) and
                   Address for Notices:

                   2 World Financial Center
                   34th Floor
                   New York, NY  10281-1050
                   Attention:  Ralph Marra
                   Telecopier: (212) 266-7565
                   Telephone: (212) 266-7661


                    [Signatures Continued on Following Page]


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


                      [Signature Page to Third Amendment to
                  Sixth Amended and Restated Credit Agreement]



                        WACHOVIA BANK, NATIONAL ASSOCIATION


                        By: /s/ Rex E. Rudy______________________________
                            ---------------------------------------------
                        Name: Rex E. Rudy
                        Title: Managing Director

                        Commitment Amount:

                        $47,000,000.00

                        Lending Office (all Types of Advances) and
                        Address for Notices:

                        301 South College Street
                        NC - 0172
                        Charlotte, NC   28288-0172
                        Attention:  Rex Rudy
                        Telecopier:  (704) 383-6505
                        Telephone:  (704) 383-7534


                    [Signatures Continued on Following Page]


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


                      [Signature Page to Third Amendment to
                  Sixth Amended and Restated Credit Agreement]



                          KEYBANK NATIONAL ASSOCIATION


                          By:  /s/ Michael P. Szuba________________________
                              ---------------------------------------------
                          Name: Michael P. Szuba
                          Title: Vice President

                          Commitment Amount:

                          $47,000,000.00

                          Lending Office (all Types of Advances) and
                          Address for Notices:


                          Keybank REC - Institutional
                          127 Public Square, 6th Floor
                          Cleveland, OH 44114-1306
                          Attn:  Mike Szuba
                          Telecopier: (216) 689-4997
                          Telephone: (216) 689-5984



                    [Signatures Continued on Following Page]


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


                      [Signature Page to Third Amendment to
                  Sixth Amended and Restated Credit Agreement]



                         PNC BANK, NATIONAL ASSOCIATION


                         By: /s/ Andrew T. White__________________________
                            ----------------------------------------------
                         Name: Andrew T. White
                         Title: Vice President

                         Commitment Amount:

                         $47,000,000.00

                         Lending Office (all Types of Advances) and
                         Address for Notices:

                         PNC Real Estate Finance
                         1600 Market Street, 30th Floor
                         Philadelphia, PA 19103
                         Attention: Andrew White
                         Telecopier: (215) 585-5806
                         Telephone: (215) 585-6123





                    [Signatures Continued on Following Page]

                      [Signature Page to Third Amendment to
                  Sixth Amended and Restated Credit Agreement]



                         SUNTRUST BANK


                         By: /s/ Blake K. Thompson________________________
                             ---------------------------------------------
                         Name: Blake K. Thompson
                         Title: Vice President

                         Commitment Amount:

                         $32,000,000.00

                         Lending Office (all Types of Advances) and
                         Address for Notices:

                         Mail Code ALX 2608
                         8330 Boone Blvd.
                         8th Floor
                         Vienna, VA  22182-3871
                         Attention:  John Wendler
                         Telecopier:  (703) 442-1570
                         Telephone:  (703) 442-1563




                    [Signatures Continued on Following Page]

                      [Signature Page to Third Amendment to
                  Sixth Amended and Restated Credit Agreement]



                           ALLIED IRISH BANKS, P.L.C.

                           By: /s/ Kathryn E. Murdoch_______________________
                               ---------------------------------------------
                           Name: Kathryn E. Murdoch
                           Title: Vice President

                           By: /s/ Brian Deegan_____________________________
                           Name: Brian Deegan
                           Title: Assistant Vice President

                           Commitment Amount:

                           $20,000,000.00

                           Lending Office (all Types of Advances) and
                           Address for Notices:

                           Allied Irish Banks, p.l.c.
                           405 Park Avenue
                           10th Floor
                           New York, NY 10022
                           Attention:  Kathryn Murdoch
                           Telecopier:  (212) 515-6710
                           Telephone:  (212) 515-6811


                    [Signatures Continued on Following Page]

                      [Signature Page to Third Amendment to
                  Sixth Amended and Restated Credit Agreement]



                          LASALLE BANK NATIONAL ASSOCIATION

                          By: /s/ Stephen J. Shockey
                              -------------------------------------------------
                          Name: Stephen J. Schockey
                          Title: First Vice President

                          Commitment Amount:

                          $20,000,000.00

                          Lending Office (all Types of Advances) and
                          Address for Notices:

                          135 South LaSalle Street
                          Suite 1225
                          Chicago, Illinois   60603
                          Attention:  Stephen Shockey
                          Telecopier:  (312) 904-6691
                          Telephone:  (312) 904-7096



                    [Signatures Continued on Following Page]

                      [Signature Page to Third Amendment to
                  Sixth Amended and Restated Credit Agreement]



                        SOCIETE GENERALE

                        By: /s/ C. H. Butterworth
                            ----------------------------------------------
                        Name: C. H. Butterworth
                        Title: Director

                        Commitment Amount:

                        $20,000,000.00

                        Lending Office (all Types of Advances) and
                        Address for Notices:

                        Trammell Crow Center
                        2001 Ross Avenue
                        Suite 4900
                        Dallas, TX  75201
                        Attn:  Chuck Butterworth
                        Telecopier:  (214) 979-2740
                        Telephone:  (214) 979-2779

                    [Signatures Continued on Following Page]

                      [Signature Page to Third Amendment to
                  Sixth Amended and Restated Credit Agreement]



                          UNION BANK OF CALIFORNIA N.A.


                          By: /s/ Lawrence Andow
                              ------------------------------------------
                          Name: Lawrence Andow
                          Title: Vice President

                          Commitment Amount:

                          $20,000,000.00

                          Lending Office (all Types of Advances) and
                          Address for Notices:

                          Lending Office:
                          ---------------
                          350 California Street
                          7th Floor
                          San Francisco, CA  94104
                          Attn:  Larry Andow
                          Telecopier:  (415) 433-7438
                          Telephone:  (415) 705-5032
                          E-mail Address:  Lawrence.Andow@uboc.com

                          Loan Administration:
                          Commercial Real Estate Loan Administration
                          18300 Von Karman Avenue, Suite 200
                          Irvine, CA   92612
                          Attn:  Amelida Carreno
                          Telecopier:  (949) 553-7123
                          Telephone:  (949) 553-2568
                          E-mail Address:  Amelida.Carreno@uboc.com
                                           ------------------------


                    [Signatures Continued on Following Page]

                      [Signature Page to Third Amendment to
                  Sixth Amended and Restated Credit Agreement]



                           WESTDEUTSCHE IMMOBILIENBANK

                           By: /s/ Armin Gemmerich__________________________
                           Name: Armin Bemmerich
                           Title: Executive Director


                           By: /s/ Martin Stevenger_________________________
                           Name: Martin Stevenger
                           Title: Senior Manager


                           Commitment Amount:

                           $20,000,000.00

                           Lending Office (all Types of Advances) and
                           Address for Notices:

                           Grosse Bieiche 46
                           55131 Mainz
                           Germany
                           Attention:  Martin Stevener
                           Telecopier:  1 6131 9280 7308
                           Telephone:  1 6131 9280 7426





                               [End of Signatures]

                                                                Loan No. 5593ZMA
                                    EXHIBIT A

                         TRANSFER AUTHORIZER DESIGNATION
              (For Disbursement of Loan Proceeds by Funds Transfer)


|_| NEW |X| REPLACE PREVIOUS DESIGNATION |_| ADD |_| CHANGE |_| DELETE LINE NUMBER _____


The following representatives of CBL & Associates Limited Partnership ("Borrower") are authorized to request the disbursement of [Revolving Advances][Swingline Loans] and initiate funds transfers for Loan Number 5593ZMA dated February ___, 2006 between Wells Fargo Bank, National Association ("Agent"), the lenders party thereto and Borrower. Agent is authorized to rely on this Transfer Authorizer Designation until it has received a new Transfer Authorizer Designation signed by Borrower, even in the event that any or all of the foregoing information may have changed.

                                   Name                                         Title                           Maximum Wire
                                                                                                                   Amount
-----------------------------------------------------------------------------------------------------------------------------------
 1.           Charles B. Lebovitz                             Chairman of the Board and                   $476,000,000
                                                              Chief Executive Officer
-----------------------------------------------------------------------------------------------------------------------------------
 2.           John N. Foy                                     Vice   Chairman   of  the   Board,   Chief  $476,000,000
                                                              Financial Officer and Treasurer
-----------------------------------------------------------------------------------------------------------------------------------
 3.           Charles A. Willett, Jr.                         Senior Vice President                       $476,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 4.
-----------------------------------------------------------------------------------------------------------------------------------
 5.
-----------------------------------------------------------------------------------------------------------------------------------


1.
---------------------------------------------------------------------------------------------------------------------
Transfer Funds to (Receiving Party Account Name):
CBL & Associates Limited Partnership
---------------------------------------------------------------------------------------------------------------------
Receiving Party Account Number:
4441630
--------------------------------------------------------------------------- -----------------------------------------
Receiving Bank Name, City and State:                                        Receiving Bank Routing (ABA) Number
First Tennessee Bank, N.A., Memphis, TN                                     084000026
--------------------------------------------------------------------------- -----------------------------------------
Maximum Transfer Amount:
$476,000,000
---------------------------------------------------------------------------------------------------------------------
Further Credit Information/Instructions:
Attention:  Zelma Pack at (423) 757-4249
---------------------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------------------
Transfer Funds to (Receiving Party Account Name):
---------------------------------------------------------------------------------------------------------------------
Receiving Party Account Number:
-------------------------------------------------------------------------------- ------------------------------------
Receiving Bank Name, City and State:                                             Receiving Bank Routing (ABA) Number
-------------------------------------------------------------------------------- ------------------------------------
Maximum Transfer Amount:
---------------------------------------------------------------------------------------------------------------------
Further Credit Information/Instructions:
---------------------------------------------------------------------------------------------------------------------

3.
---------------------------------------------------------------------------------------------------------------------
Transfer Funds to (Receiving Party Account Name):
---------------------------------------------------------------------------------------------------------------------
Receiving Party Account Number:
---------------------------------------------------------------------------------------------------------------------
Receiving Bank Name, City and State:                                             Receiving Bank Routing (ABA) Number
--------------------------------------------------------------------------- -----------------------------------------
Maximum Transfer Amount:
---------------------------------------------------------------------------------------------------------------------
Further Credit Information/Instructions:
---------------------------------------------------------------------------------------------------------------------

(1) Maximum Wire Amount may not exceed the Loan Amount.


Date: _____________________________


                                        "BORROWER"


                         CBL & ASSOCIATES LIMITED PARTNERSHIP, a
                         Delaware limited partnership

                         By: CBL Holding I, Inc., a Delaware corporation, its sole general partner


                             By:_____________________________________
                             Name:___________________________________
                             Title:__________________________________

                                           (CORPORATE SEAL)